UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2025

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2025, pursuant to the stockholder approval discussed under Item 5.07 below, Agree Realty Corporation (the “Company”) filed an amendment to its Articles of Incorporation, as amended and supplemented (the “Charter”), increasing the number of authorized shares of common stock, $0.0001 par value per share, from 180 million shares to 360 million shares.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment setting forth the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, the Company held its 2025 annual meeting of stockholders. The matters on which the stockholders voted were:

1)       To elect three directors to serve until the annual meeting of stockholders in 2028; and

2)       To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2025; and

3)       To approve, by non-binding vote, executive compensation; and

4)       To approve an amendment to the Charter, as amended and supplemented, to increase the number of authorized shares of the Company’s   common stock from 180 million shares to 360 million shares.

The three director nominees were elected, the appointment of the independent registered public accounting firm was ratified and the executive compensation was approved by non-binding vote. In addition, the amendment to the Charter, as described in the Company’s definitive proxy statement filed on April 4, 2025, was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Joel Agree	91,355,555	1,599,692	5,851,786
Michael Judlowe	91,145,804	1,809,443	5,851,786
Gregory Lehmkuhl	86,318,788	6,636,459	5,851,786

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
97,771,378	979,502	56,153

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,457,530	5,376,989	120,728	5,851,786

Approval of the Amendment to the Articles of Incorporation of the Company:

Votes For	Votes Against	Abstentions
96,579,761	2,146,872	80,400

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Amendment to the Articles of Incorporation of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025	AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
		Name:	Peter Coughenour
		Title:	Chief Financial Officer and Secretary